Consolidated Balance Sheets (Parentheticals) (USD $)	Dec. 31, 2014	Dec. 31, 2013	Nov. 20, 2012
Debt Discount (in Dollars)	$ 18,400,297	$ 2,020,750
Common stock, par value (in Dollars per share)	$ 0.001	$ 0.001
Common stock,shares authorized	200,000,000	200,000,000	120,000,000
Common stock, shares issued	95,054,552	94,646,013
Common stock,shares outstanding	95,054,552	94,646,013
Preferred stock, par value (in Dollars per share)	$ 0.001	$ 0.001
Preferred stock, shares authorized	10,000,000	10,000,000